UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 21, 2015
(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)

(651) 466-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in Item 5.07 below, the shareholders of U.S. Bancorp (the “Company”) approved the U.S. Bancorp 2015 Stock Incentive Plan (the “2015 Plan”) at the Company’s 2015 annual meeting of shareholders, which was held on Tuesday, April 21, 2015 (the “Annual Meeting”).  The 2015 Plan had previously been approved by the Company’s Board of Directors, subject to shareholder approval.  The 2015 Plan permits the granting of stock options that are not qualified under Section 422 of the Internal Revenue Code of 1986, as amended, stock appreciation rights, restricted stock and restricted stock units, performance awards, dividend equivalents, stock awards not subject to restrictions, and other stock-based awards to any employee, officer, or non-employee director providing services to the Company or any of its affiliates.

A detailed summary of the 2015 Plan appears on pages 28-39 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 12, 2015 (the “Proxy Statement”). That summary is incorporated herein by reference. The full text of the 2015 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the adoption of the 2015 Plan, the Compensation and Human Resources Committee of the Company’s Board of Directors has approved the following form agreements:

•                  the form of agreement for awards of restricted stock units to be granted to non-employee directors under the 2015 Plan;

•                  the form of agreement for awards of performance restricted stock units to be granted to executive officers under the 2015 Plan; and

•                  the form of agreement for awards of stock options to be granted to executive officers under the 2015 Plan.

Each of the form agreements listed above is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

The Company’s shareholders considered five proposals at the Annual Meeting, each of which is described in more detail in the Proxy Statement. The final voting results are reported below.

Proposal I: Election of fourteen directors to serve for a one-year term until the 2016 annual meeting of shareholders.

The Company’s shareholders elected each of the fourteen nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Douglas M. Baker, Jr.	1,284,420,677	42,966,705	4,570,296	199,661,800
Arthur D. Collins, Jr.	1,308,747,379	18,568,431	4,641,868	199,661,800
Richard K. Davis	1,306,286,359	18,998,935	6,672,384	199,661,800
Kimberly J. Harris	1,323,923,740	3,522,433	4,511,505	199,661,800
Roland A. Hernandez	1,301,706,577	25,526,745	4,724,356	199,661,800
Doreen Woo Ho	1,322,750,520	4,549,508	4,657,650	199,661,800
Joel W. Johnson	1,310,595,510	16,323,797	5,038,371	199,661,800
Olivia F. Kirtley	1,319,462,383	7,723,920	4,771,375	199,661,800
Jerry W. Levin	1,302,021,785	24,893,741	5,042,152	199,661,800
David B. O’Maley	1,308,753,655	18,605,834	4,598,189	199,661,800
O’dell M. Owens, M.D., MPH	1,306,452,601	20,979,527	4,525,550	199,661,800
Craig D. Schnuck	1,312,677,177	14,607,144	4,673,357	199,661,800
Patrick T. Stokes	1,306,121,968	20,928,470	4,907,240	199,661,800
Scott W. Wine	1,284,674,436	42,569,583	4,713,659	199,661,800

Proposal II: Approval of the 2015 Plan.

The Company’s shareholders approved the 2015 Plan, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,260,692,457	63,573,235	7,691,986	199,661,800

Proposal III: Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the 2015 fiscal year.

The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,499,609,978	27,776,600	4,232,900	—

Proposal IV: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Proxy Statement.

The Company’s shareholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,268,250,827	54,250,568	9,456,283	199,661,800

Proposal V: Shareholder proposal seeking the establishment of a policy requiring that the Chairman of the Board be an independent director.

The Company’s shareholders did not approve the shareholder proposal, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
214,832,334	1,107,411,143	9,714,201	199,661,800

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits.

10.1	U.S. Bancorp 2015 Stock Incentive Plan
10.2	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under U.S. Bancorp 2015 Stock Incentive Plan
10.3	Form of Performance Restricted Stock Unit Award Agreement for Executive Officers under U.S. Bancorp 2015 Stock Incentive Plan
10.4	Form of Stock Option Award Agreement for Executive Officers under U.S. Bancorp 2015 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy Executive Vice President, General Counsel and Corporate Secretary

Date: April 23, 2015